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                   Vanguard(R) Variable Annuity Plan Contract

                Supplement to the Prospectus dated April 30, 2001


Effective June 22, 2001, Alliance Capital Management, L.P. ("Alliance") has replaced Lincoln Capital Management as the investment adviser for Vanguard Variable Insurance Fund - Growth Portfolio. Please refer to the accompanying Vanguard Variable Insurance Fund prospectus for additional information.